GE INVESTMENTS FUNDS, INC.

U.S. Equity Fund

S&P 500 Index Fund

Premier Growth Equity Fund

Core Value Equity Fund

Small-Cap Equity Fund

Income Fund

Total Return Fund

Real Estate Securities Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated November 11, 2013

To the Statutory Prospectus dated May 1, 2013, as supplemented on July 12, 2013

Effective November 11, 2013, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Asset Servicing as the transfer agent for the Funds. In connection with this change, the statutory prospectus (“Prospectus”) for the Funds is revised as indicated below:

On the back cover page of the Prospectus, the section entitled “Transfer Agent” is deleted in its entirety and replaced with the following:

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207

This Supplement should be retained with your

Prospectus for future reference.